Ikanos Communications, Inc. A Growth Opportunity October 4, 2012 Exhibit 99.1

Safe Harbor Statement
This presentation contains, in addition to historical information, forward-looking statements.  Such forward-looking statements are based on management’s current expectations, estimates and projections about our industry and business, including but not limited to the expected growth of and opportunities in the broadband market, the company’s position in the market, any statements about historical results that may suggest trends for our business, any statements of the plans, strategies, and objectives of management for future operations or products, any statements of expectation or belief regarding the performance of our technology or products, customer demand and future technology developments, any statements of assumptions underlying any of the foregoing, management's beliefs, and certain assumptions, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates,"
"may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.  For a further discussion of the risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the Company’s periodic filings on Forms 10-K and 10-Q, as well as other reports the Company files from time-to-time with the Securities and Exchange Commission.  For the most current detailed risk factors, please review our Form 10-Q for the period ended July 1, 2012.  The
Company cannot assure that the events and circumstances reflected in any forward-looking statements will be achieved or occur, nor does the Company undertake any obligation to update any forward-looking or other statements for any reason after the date of this presentation.
© Ikanos Communications, Inc. All rights reserved. Ikanos™, NodeScale™ are among the trademarks owned by Ikanos Communications, Inc. Any other trademarks or trade names mentioned are the property of the respective owners.

• Focused on Broadband DSL – End-to-End Solution
• Leadership Technology & IPR
• Global Footprint - 400M Ports Shipped
• Strong Balance Sheet
• Strong Market Need – Bandwidth to/from Home
© Ikanos Communications, Inc. All rights reserved.
Ikanos Communications, Inc. (Nasdaq: IKAN)

Omid Tahernia,
CEO and President
Tilera, Xilinx, Motorola (Equip. and Semi)
Dennis Bencala,
CFO
Renewable Energy Test Center, SiRF, ScanVision
Debajyoti Pal,
CTO GlobespanVirata, Excess Bandwidth, Amati
Syrus Ziai,
VP Engineering
Qspeed, Collinear, HP
Michael Kelly,
VP Sales/Marketing
SiRF, Alliance Semi, NEC
Jim Murphy,
VP HR
SiRF, LSI Logic, National
Bob Dunnigan,
VP Operations
Cypress, Sigmatel, Motorola Semi
Dado Banatao,
Chairman
Tallwood, Managing Partner
George Pavlov Tallwood, General Partner
Danial Faizullabhoy Former BroadLogic CEO
Frederick Lax Former CEO of Tekelec
Douglas Norby CFO to multiple technology companies
James Smaha Former EVP/GM of National Semi
Omid Tahernia CEO and President
Board of Directors And New Management Team
© Ikanos Communications, Inc. All rights reserved.

Ikanos Broadband Access Solutions
FTTx
Ikanos Solutions for
Broadband over Copper
enable high speed access to
the Digital Home
Ikanos delivers end-to-end Broadband Access solutions
Fiber
Copper
Photos
and
Docs
Online
Games
Services
Music
and
Media
Library
Storage &
Backup
Video
Streams
Ikanos Gateway for
Digital Home
•
Entryway for triple-play content
© Ikanos Communications, Inc. All rights reserved.

6 Ikanos xDSL Worldwide Footprint 400M Ports shipped Vectored VDSL enables significant upgrade opportunities for Copper Networks © Ikanos Communications, Inc. All rights reserved.

7 Ikanos enabling major IPTV Deployments worldwide Taiwan ODMs © Ikanos Communications, Inc. All rights reserved.

Central
Office
• $2,500 / household
• 5+ years to deploy
• $250 / household
• Deployment over
existing infrastructure
vs
Source: BusinessWeek article on FTTH in USA  and
OECD presentation a major US carrier on FTTN
Fiber
Fiber
Copper
Ikanos Innovative Technology Delivers
The speed of fiber at 1/10
th
the cost!
© Ikanos Communications, Inc. All rights reserved.
Node
Node

Fiber to the
Neighborhood +
Copper to the Home
Fiber to the Home

9 Ikanos NodeScale™ Vectoring will deliver 200 Mbps Data over Copper © Ikanos Communications, Inc. All rights reserved.

Drivers for High Rate Broadband Access
• Carriers searching for new revenue streams, higher ARPU and lower
CAPEX
• Subscribers demanding higher speed Internet access, more video content and higher video resolution
• New services and applications
• Cloud services creating a need for higher upstream data rates
• Carriers experiencing competition from alternative broadband providers
© Ikanos Communications, Inc. All rights reserved.

200Mbps (Bonded VDSL2)
(>2013; e.g. Vectored VDSL, Bonding)
New Services and Applications
Net DVR
12-18 Mbps
(3-4 streams)
© Ikanos Communications, Inc. All rights reserved.
Service providers now architecting for
multi-play services and require
>100Mbps

Email Voice
Data
Online
Gaming
HD IPTV Music
1-2 Mbps 6-9 Mbps
.5 Mbps .5 Mbps
5-7 Mbps
1-2 Mbps
Online HD
Gaming
4-6 Mbps
Email
.5 Mbps
Tele-
medicine
8-10 Mbps
Security
6 Mbps
Home
Automation
2 Mbps
3D IPTV
9-12 Mbps
Video Conf.
3-5 Mbps
VoIP
.5 Mbps
Music
1-2 Mbps
Email
Music
1-2 Mbps
.5 Mbps .5 Mbps
2 – 10 Mbps
(<2005; e.g. ADSL)
11 – 20 Mbps
(Current; e.g. VDSL)
Streaming
(OTT), Data
10-15 Mbps
HD IPTV
6-9 Mbps
Voice

Carrier Landscape for Broadband Access
•
Designed for TV
•
Can provide low rate
Internet access
•
Designed for Voice
•
4G enables high data
rates, but constrained
backhaul capacity
•
Limited in access and
sustained bandwidth
• Designed for POTS
• VDSL enables very high
data rates
• Extensive embedded base
of copper cables in
developed countries
•
Designed for TV
•
DOCSIS 3.0 enables high
data rates
•
North American centric
•
Upstream challenged
© Ikanos Communications, Inc. All rights reserved.
Telcos:
Satellite:
Mobile:
Cable:

Telco Opportunity
• Telcos (i.e., ADSL, FTTx and
FTTH) have majority share in
broadband lines
>77% Total
• Deployed copper is Telco’s major
asset
• Vectored VDSL2 will provide a
significant opportunity to deliver
broadband over copper to meet
customer demands
Source: Point Topic Global Broadband Statistics Q1 2012
© Ikanos Communications, Inc. All rights reserved.
60%
14%
3%
19%
2%
2%
Broadband Line Market Shares - Q1 2012
DSL FTTx (Incl. VDSL, FTTx+Lan etc)
FTTH Cable
Satellite/mobile Other

© Ikanos Communications, Inc. All rights reserved.
DSL Tsunami
Full article can be found at:
http://fastnetnews.com/dslprime/42-d/4845-dsl-tsunami-rolling-over-europe-first-look
Germany (20M lines)
switching to Vectored
VDSL from Pure Fiber
Majority EU operators
moving to Vectored VDSL
Excerpts taken from DSL Prime Sept 2012 article..

Ikanos Market Opportunity
Existing copper line creates an opportunity for upgrade at both ends -
Vector processors at the Node and Gateway processors at Home
Total
Total
Opportunity
Opportunity
One Billion
One Billion
Copper Lines
Copper Lines
Source: Projections based on Ikanos analysis of  over 50 Incumbent Carrier copper line data
Carrier copper lines data from Dataxis Q2 2012 world wide statistics
Note: Total opportunity includes all
Broadband technologies over copper
~$800M
~$1.5B
~$1.8B
© Ikanos Communications, Inc. All rights reserved.

Ikanos Delivers End-to-End Broadband Access Solutions

Ikanos NodeScale™
Vectoring Processor
Ikanos Vectored
VDSL2 Transceivers
Ikanos Gateway
G.Vector-Compliant
Communications
Processors
Ikanos NodeScale Vectoring Solution
© Ikanos Communications, Inc. All rights reserved.

Typical System Content for NodeScale Vectoring
- 192p System shown
16 port DSP
8Port
AFE
8Port
AFE
16 Lines (to CPE)
To Backplane
(Controller Card and Vector Card)
16 port
slice
16 port
slice
16 port
slice
4x 48-port line cards
Chassis/ Backplane
© Ikanos Communications, Inc. All rights reserved.
>75% of
Silicon content
on the line card
>95% of
Silicon content
on the vector card
Vector Card
Separate Vectoring Card
Or Controller Card
96 port
Vector
Processor
Vector
Processor
H
L
D
H
L
D
H
L
D
H
L
D
H
L
D
H
L
D
H
L
D
H
L
D

Ikanos is Well-Positioned within the Home
• Ikanos is a major supplier of
broadband access gateway
processors for the home
• Media Agnostic Gateway
• Ikanos is well positioned to
address the evolution of the
digital home, leveraging:
• Core competencies
• Strong partnerships
• Embedded base of legacy CPE
© Ikanos Communications, Inc. All rights reserved.
Digital Home
Residential
Gateway
Wired Wired
Data Data
Video Video
Wireless Wireless
Data Data
Voice Voice

Ikanos Operating Focus and Financials A Growth Opportunity

Ikanos Operating Focus
© Ikanos Communications, Inc. All rights reserved.
Near-term
Product Execution
Go-to-Market
Design-win Pipeline and Ramp
Mid-term
Go-to-Market
Profitability
New Product Roadmap
Longer-term
Technology Leadership
Expanding TAM
Sustainable Execution

Q3 2011
Actual
Q4 2011
Actual
Q1 2012
Actual
Q2 2012
Actual
Revenue $35M $35M $31M $32M
Gross Profit $18M $20M $16M $15M
OPEX $20M $18M $20M $17M
Net Income (Loss) $(2)M $1M $(4)M $(3)M
EPS (Loss) $(0.03) $0.01 $(0.05) $(0.04)
Shares Outstanding 69M 69M 69M 70M
Income Statement Trends – Non GAAP
© Ikanos Communications, Inc. All rights reserved.

Actual Quarterly Revenue versus Guidance ($M)
Accurate, Consistent Results
Q3 Revenue
Guidance of
$30 - $32M
© Ikanos Communications, Inc. All rights reserved.
$35.4 $35.4
$30.8
$32.1
Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012
Actual Revenue
Low Guidance High Guidance

Quarterly R&D & SG&A Spending vs. Revenue ($M)
Long-term Commitment to R&D and Customers
© Ikanos Communications, Inc. All rights reserved.
$13.6
$12.7
$13.4
$12.5
$17.4
$5.2
$4.7
$4.4
$4.4
$4.6
Rev $M
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Guidance
R&D $ SG&A $ Rev $

Q3 2011
Actual
Q4 2011
Actual
Q1 2012
Actual
Q2 2012
Actual
Cash and Investments $36M $35M $40M $33M
Accounts Receivable $16M $18M $17M $21M
Inventory $13M $9M $8M $7M
Total Assets $81M $78M $78M $79M
Long-term Debt -- -- -- --
Total Liabilities $22M $17M $20M $23M
Resources and Positioning For Growth
Strong Balance Sheet – Zero Long Term Debt
© Ikanos Communications, Inc. All rights reserved.

• Focused on right growth market
• Unique Technology and Products
• Rich in IPR:  300+ Patents and Patent Applications
• Strong Balance Sheet
• Positioned for Growth
Summary
© Ikanos Communications, Inc. All rights reserved.

Thank you!